UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 18, 2023 (December 18, 2023)

Akili, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40558	92-3654772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Commercial Street, Mailbox 312, Boston, MA	02109
(Address of Principal Executive Offices)	(Zip Code)

(617) 456-0597

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AKLI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 18, 2023, Akili, Inc. issued a press release titled “EndeavorRx®, World’s First and Only Prescription Video Game Treatment, Secures FDA Label Expansion for Pediatric ADHD Patients Aged 13-17.”

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Exhibit 99.1 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall be incorporated by reference in all appropriate filings under the Securities Act of 1933, as amended, except for the full text of the third paragraph, which shall be “furnished” and not “filed.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description of Exhibit

99.1	Press Release issued by Akili, Inc. on December 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akili, Inc.

By:	/s/ Santosh Shanbhag
Name:	Santosh Shanbhag
Title:	Chief Financial Officer

Date: December 18, 2023